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                                                                   EXHIBIT 10.31

                              TERMINATION AMENDMENT
                                     TO THE
                               SEVERANCE AGREEMENT
                                     BETWEEN
                                GSI LUMONICS INC.
                                       AND
                                VICTOR H. WOOLLEY

This Termination Amendment is entered into this 25th day of June, 2002 between GSI Lumonics Inc. with corporate offices at 105 Schneider Road, Kanata, Ontario Canada K2K 1Y3 ("Company") and Victor H. Woolley of XXXXXXX ("Executive") for the express purpose of terminating the Severance Agreement dated May 24, 2001 ("Severance Agreement") entered into between the Company and the Executive. In the event of a conflict between the Severance Agreement and this Amendment thereto, this Amendment shall prevail and govern.

For valuable consideration, the receipt of which is acknowledged, the Company and the Executive hereby agree that notwithstanding anything to the contrary in the Severance Agreement, said Severance Agreement is terminated as of the date set forth above and each party waives any rights it has or may have arising out of, relating to, or under the Severance Agreement as of the date hereof and each party releases the other party (including any of its subsidiaries and affiliates, and their respective directors, officers, employees, agents and representatives, if applicable) from any claims, obligations and/or liabilities it has or may have arising out of, relating to, or under the Severance Agreement as of the date hereof.

IN WITNESS WHEREOF, this Termination Amendment to the Severance Agreement is made and entered into as of the date first written above.

GSI LUMONICS INC.                                    EXECUTIVE

/s/ Linda Palmer                                     /s/ Victor H. Woolley
Name:  Linda Palmer                                  Name: Victor H. Woolley

Title: V.P. Human Resources                          Address:

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